UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 5, 2012

ALLEZOE MEDICAL HOLDINGS, INC.

(a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431
(Registrant’s address, including zip code)

(321) 452-9091
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

We have entered into an Acquisition Agreement (the "Acquisition Agreement") with Élan Health Services, Inc. (the "Seller"), dated as of December 28, 2011, pursuant to which we will acquire BioCube, Inc., a Nevada corporation (“BioCube”), which will then become our wholly-owned subsidiary.  Our Board of Directors approved this Acquisition Agreement at a meeting held on January 5, 2012. BioCube was formed as the first step in the proposed spin-off of the operating business of BioCube, Inc., a Delaware corporation whose shares are traded on the OTC Bulletin Board under the symbol “BICB”.  Élan Health Services, Inc., which is the majority holder of our common stock and also holds the right to receive additional common shares equal to 60 percent of any common shares issued to other parties to maintain its majority position, entered into a separate acquisition agreement with BICB under which BICB agreed to transfer its operating business, free of all debt, to BioCube, Inc., the Nevada corporation, following which Élan Health Services will then acquire BioCube, Inc. from BICB. The various transactions involved in the acquisition are expected to close in the next 30 days.

BICB is a development stage company which plans to research, design, manufacture, market and distribute an environmentally safe decontamination system, utilizing an aerosol-based delivery method with its Russian research partners. BioCube also entered into a licensing agreement with Battelle Memorial Institute of Richland, Washington, to sub-license technology contained in certain rights of Batelle in patents relating to micro-aerosol based decontamination methods, which are complimentary to the technology of BioCube. This system has demonstrated effective results in handling of microbial and fungal cells, spores, and viruses that are the core of such infections as MRSA, Avian Flu, Swine Flu and common molds. On October 14, 2011, BICB was notified that the license arrangement with Batelle for the technology underlying the decontamination unit had been terminated for non-payment, which has disrupted BioCube’s business plan for lack of operating capital. A condition to the closing of the acquisition is satisfactory discussions with the licensor to reinstate the license.

Hospitals struggle with the control of infectious diseases and continue to look for effective, environmentally friendly and cost-effective means of dealing with this pervasive problem. Through the proposed acquisition, we intend to focus on this existing market need for decontamination of patient rooms, operating theaters, medical equipment and furniture, which exists in over 5,000 hospitals and nearly 1 million beds in the U.S. healthcare system, as well as the many other uses of a similar decontamination solution.

Through our new subsidiary, BioCube, Inc., we will focus on the following target markets:

-- Healthcare (hospital, nursing homes)

-- Travel (airplanes, cruise ships, mobile homes)

-- Mold remediation

-- Schools

-- Animal farming

-- Agriculture

This decontamination technology holds significant promise as a long-term solution to a global problem. Our objective will this acquisition will be to help create an effective technology that will allow for rapid, inexpensive and environmentally safe remediation of buildings that have been contaminated by a biological agent, thus allowing a speedy return to a state of normalcy.

As part of the Acquisition Agreement, we will issue 100,000 shares of a new class of preferred stock, designated as Series A Convertible Preferred Stock, which will be a voting, convertible preferred stock (i) having at all times the right to cast votes in all matters in which the holders of common stock of ALZM are entitled to vote, equal to 51% of the total vote of all classes of stock from time to time outstanding; (ii) convertible into common stock of ALZM equal to 51 percent of the resulting total common shares issued and outstanding on a fully diluted basis at the election of the holder or holders at any time after one year from the closing of the transactions contemplated in this Agreement; and (iii) having a liquidation preference equal to 51 percent of the assets available on a liquidation distribution over the ALZM Common Shares.

The foregoing summaries of the Acquisition Agreement and the Series A Preferred Stock Statement of Preferences are not complete, and are qualified in their entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report. Those agreements should be reviewed carefully for a complete understanding of the terms and conditions associated with this transaction; however, those agreements (including, without limitation, our representations and warranties contained in those agreements) are not intended to provide factual information about us. Rather, the disclosures contained in our reports filed with the SEC under the Securities Exchange Act of 1934, as amended, should be reviewed for any such factual information.

There can be no assurance that the conditions to acquisition of BioCube, Inc. will be satisfied at any time or times or that we will actually complete the transactions contemplated by the Acquisition Agreement.

Section 2 – Financial Information

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed, we entered into a License Agreement on December 14, 2011 for the exclusive right to develop, manufacture and distribute the technology previously developed by Aequorea Vision Medical, Inc. for the detection and treatment of human papilloma virus (HPV).  The license includes the use of all pending rights under patent applications filed by AVM.  A copy of the License Agreement is attached as an Exhibit to the Current Report.  As part of the license arrangement, we also incorporated SureScrean Medical, Inc. as a Florida corporation and wholly-owned subsidiary, to undertake the development and marketing of the technology.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d.

Exhibits.

In reviewing the agreements included (or incorporated by reference) as exhibits to this Current Report on Form 8-K, please note that the agreements are included only to provide information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

-

should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

-

 have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

-

 may apply standards of materiality in a way that is different from what may be viewed as material to sellers; and

-

 were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found in our public filings, which are available without charge through the SEC's website at http://www.sec.gov.

Exhibit Number	Description of Exhibit
10.1	Acquisition Agreement dated as of December 28, 2011 between Allezoe Medical Holdings, Inc. and Élan Health Services, Inc. for the acquisition of BioCube, Inc., a Nevada corporation
10.2	Statement of Preferences for Series A Preferred Stock
10.3	License Agreement for HPV Technology

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: January 9, 2012	By: /s/ Michael Gelmon
Name: Michael Gelmon Title: Chairman of the Board and CEO

3